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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          February 11, 2003

                          CITIZENS FIRST BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-32041                38-3573852
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


                  525 Water Street, Port Huron, Michigan 48060
                    (Address of principal executive offices)

                                 (810) 987-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 5.  Other Events and Regulation FD Disclosure.

         On February 11, 2003, Citizens First Bancorp, Inc. issued a press release which announced that (i) the 2003 annual meeting of stockholders will be held on May 22, 2003; (ii) the record date for stockholders entitled to vote at that 2003 annual meeting is March 31, 2003; (iii) notice of any business which a stockholder desires to be brought before the 2003 annual meeting must be received on or before February 21, 2003; and (iv) any proposal that a stockholder seeks to include in the registrant's proxy statement for the 2003 annual meeting must be received by March 13, 2003 in order to be included in the proxy statement.

         A true and correct copy of the press release referenced in the preceding paragraph is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.


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         Exhibit 99.1, a true and correct copy of the press release dated, and issued on, February 11, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITIZENS FIRST BANCORP, INC.
                                               (Registrant)

Date:   February 14, 2003              By: /s/ Marshall J. Campbell
                                           --------------------------
                                                    (Signature)
                                           Marshall J. Campbell
                                           Chairman, President and Chief
                                                Executive Officer